SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



                Date of Report (Date of Earliest event reported):
                                 March 16, 1998


                     MULTIMEDIA CONCEPTS INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


 Delaware                      0-26676                    13-3835325
 State of                      Commission File            IRS Employer
 Incorporation                 Number                     Identification No.



                 448 West 16th Street, New York, New York 10011
                    (Address of Principal Executive Offices)

                                 (212) 675-6666
               Registrant's Telephone Number, Including Area Code


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 6. Resignation of Registrant's Director

     As of March 16, 1998, Sheikhar Boodram resigned as a Director of the Registrant. The resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operation, policies, or practices.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on the 23rd day of March 1998.



                                         MULTIMEDIA CONCEPTS INTERNATIONAL, INC.



                                                              By: /s/ Ilan Arbel
                                                           Ilan Arbel, President